                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934

          Date of Report (Date of earliest event reported): May 6, 2002
                                                            -----------



                         Environmental Power Corporation
                         -------------------------------
             (Exact name of registrant as specified in its charter)


Delaware                             0-15472                    04-2782065
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(State or other jurisdiction       (Commission                 (IRS Employer
of incorporation)                  File Number)              Identification No.)


           One Cate Street, 4th Floor, Portsmouth, New Hampshire 03801
                    (Address of principal executive offices)


                                 (603) 431-1780
              (Registrant's telephone number, including area code)

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(c)  Exhibits

99.07 Letter to Shareholders of Environmental Power Corporation ("POWR"), dated May 6, 2002 to be included in the 2001 Annual Report to shareholders.

Item 9.  Regulation FD Disclosure

The letter attached as Exhibit 99.07 hereto is furnished pursuant to Regulation FD. It is not filed.

Cautionary Statement

The Private Securities Litigation Reform Act of 1995 (the "Act") provides a "safe harbor" for forward-looking statements. Certain statements made in the exhibit to this report, such as statements concerning potential for realization of much greater value and aggressive growth, uses and results of our licensed Danish technology, beliefs as to our future rapidly coming into clear focus, potential to sharply limit the land application of animal wastes, beliefs as to our holding the most cost effective and commercially attractive response to demand in two rapidly expanding markets, provision of resources to fulfill the WPS Agreement and efforts to seek financing and additional capital and other statements contained herein which are not historical facts are forward looking statements as such term is defined in the Act. Because such statements involve risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Factors that could cause actual results to differ materially include, but are not limited to, uncertainties involving development stage companies, financing requirements and uncertainties, difficulties involved in executing on a business plan, technological uncertainties, risks relating to managing and integrating acquired businesses, volatile and unpredictable developments (including plant outages and repair requirements), the difficulty of estimating construction, development, repair and maintenance costs and timeframes, the uncertainties involved in estimating insurance and implied warranty recoveries, if any, the inability to predict the course or outcome of any negotiations with parties involved with POWR's or Microgy Cogeneration Systems, Inc.'s projects, uncertainties relating to general economic and industry conditions, the amount and rate of growth in expenses, uncertainties relating to government and regulatory policies, the legal environment, intellectual property issues, the competitive environment in which POWR and Microgy operate and other factors, including those described in POWR's filings with the Securities and Exchange Commission, including the section "Management's Discussion and Analysis of Financial Condition and Results of Operations -- Certain Factors That May Impact Future Results" of POWR's Annual Report on Form 10-K for the period ended December 31, 2001. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of their dates. POWR undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ENVIRONMENTAL POWER CORPORATION

May 8, 2002                      /s/ William D. Linehan
                                 ------------------------------------------
                                 William D. Linehan
                                 Acting Treasurer and
                                 Acting Chief Financial Officer
                                 (principal accounting officer
                                 and authorized officer)



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